Exhibit 10.3
___________, 2006
ThinkEquity Partners LLC
          As representative of the several Underwriters
600 Montgomery St., 8th Floor
San Francisco, CA 94111
Acquicor Technology Inc.
4910 Birch St., Suite #102
Newport Beach, CA 92660
     Re: Acquicor Technology Inc. Initial Public Offering — Lock-up Agreement
Dear Ladies and Gentlemen:
     This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into by and between Acquicor Technology Inc., a Delaware corporation (the “Company”), and ThinkEquity Partners LLC, as representative (the “Representative”) of the several Underwriters named in Schedule I thereto (the “Underwriters”), relating to an underwritten initial public offering (the “IPO”) of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and two warrants, each exercisable for one share of Common Stock (the “Warrants”). The capitalized terms set forth on Schedule I attached hereto are hereby incorporated by reference.
     In order to induce the Company and the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Representative that the undersigned will not publicly announce any intention to, will not authorize any affiliate or subsidiary, if applicable, to, and will not, without the prior written consent of the Representative on behalf of the Underwriters, directly or indirectly, (i) offer, pledge, sell, transfer or otherwise dispose of, by contract, option, right or otherwise, any Insider Shares beneficially owned by the undersigned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or lend, grant or otherwise transfer or dispose of any such Insider Shares, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic characteristics of ownership of such Insider Shares (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of such Insider Shares, in cash or otherwise), during the Lock-Up Period.
     Notwithstanding the foregoing, [the undersigned may transfer his or her Insider Shares to the undersigned’s ancestors, descendants or spouse or to trusts for the benefit of such persons or the undersigned]1 [the undersigned may distribute Insider Shares to its members (and the Insider Shares may subsequently be transferred by such members to their ancestors, descendants or spouse or to trusts for the benefit of such persons or the member); provided that prior to any such transfer, such transferee executes an agreement, satisfactory to the Representative and the Company pursuant to which such transferee agrees to receive and hold such Insider Shares subject to the provisions hereof].2

[1]	To be included in the Lock-up Agreements with each of Dr. Clark and Messrs. Kensey and Meidar.

[2]	To be included in the Lock-up Agreement with Acquicor Management LLC.

     The undersigned agrees that during the Lock-Up Period the certificates representing such Insider Shares owned by the undersigned shall bear the legends set forth on Exhibit A attached hereto.
     The undersigned acknowledges and understands that the Underwriters and the Company will rely upon the agreements set forth herein in proceeding with the IPO. The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Insider Shares except in compliance with the terms and conditions of this letter agreement.
     This letter agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the Lock-Up Period Termination Date.
     This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.
     No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

Sincerely,
By:
Name:
Title (if applicable):

SCHEDULE I
SUPPLEMENTAL COMMON DEFINITIONS
Unless the context shall otherwise require, the following terms shall have the following respective meaning for all purposes, and the following definitions are equally applicable to both the singular and the plural forms and the feminine, masculine and neuter forms of the terms defined.
“Business Combination” shall mean the acquisition by the Company, whether by merger, capital stock exchange, stock purchase, asset acquisition or other similar type of transaction or a combination of any of the foregoing, of one or more domestic and/or foreign operating businesses in the technology, multimedia and networking sectors having a fair market value (as calculated in accordance with the requirements set forth in the Company’s Amended and Restated Certificate of Incorporation), either individually or collectively, of at least 80% of the Company’s net assets at the time of such acquisition; provided, however, that any acquisition of multiple operating businesses shall occur simultaneously with one another.
“Business Combination Date” shall mean the date upon which a Business Combination is consummated.
“Effective Date” shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.
“Insiders” shall mean all holders of the Company’s capital stock immediately prior to the Company’s IPO.
“Insider Shares” shall mean all shares of Common Stock of the Company owned by the Insiders immediately prior to the Company’s IPO (excluding the Private Placement Shares). For the avoidance of doubt, Insider Shares shall not include any (i) Private Placement shares purchased by such Insider in connection with the Private Placement or (ii) IPO Shares purchased by such Insider in connection with or subsequent to the Company’s IPO.
“IPO Shares” shall mean all shares of Common Stock issued by the Company in its IPO, regardless of whether such shares were issued to an Insider or otherwise.
“Lock-Up Period” shall mean the period commencing on (inclusive of such date) the Effective Date and ending on the earlier of (i) the third anniversary of the Effective Date and (ii) the date, after the initial Business Combination, on which the Company (or the surviving entity of the Business Combination) consummates a merger, capital stock exchange, stock purchase, asset acquisition or other similar type of transaction which results in all of the stockholders of the Company (or the surviving entity of the Business Combination) having the right to exchange their shares of Common Stock for cash, securities or other property.

“Lock-Up Period Termination Date” shall mean the close of business on the last day of the Lock-Up Period.
“Private Placement” shall mean the sale of Units by the Company pursuant to the Private Placement Unit Purchase Agreement, dated as of           , between the Company, ThinkEquity Partners LLC and the purchasers listed on Exhibit A thereto.
“Private Placement Shares” shall mean all shares of Common Stock issued by the Company in the Private Placement and all shares of Common Stock issuable upon the exercise of the Warrants issued by the Company in the Private Placement (such shares of Common Stock and Warrants issued as components of the Units issued in the Private Placement).
“Registration Statement” shall mean the registration statement filed by the Company on Form S-1 (No. 333-128058) with the SEC on September 2, 2005, and any amendment or supplement thereto, in connection with the Company’s IPO.
“SEC” shall mean the United States Securities and Exchange Commission.

EXHIBIT A
LOCK-UP LEGENDS FOR PLACEMENT ON CERTIFICATES
REPRESENTING INSIDER SHARES
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BY THE REGISTERED HOLDER HEREOF NOT TO SELL, TRANSFER OR ENCUMBER SUCH SHARES UNTIL THE EARLIER OF (I) THE THIRD ANNIVERSARY OF THE EFFECTIVE DATE OF THE COMPANY’S REGISTRATION STATEMENT ON FORM S-1 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (FILE NO. 333-128058) AND (II) THE DATE, AFTER THE INITIAL BUSINESS COMBINATION, ON WHICH THE COMPANY (OR THE SURVIVING ENTITY OF THE BUSINESS COMBINATION) CONSUMMATES A MERGER, CAPITAL STOCK EXCHANGE, STOCK PURCHASE, ASSET ACQUISITION OR OTHER SIMILAR TYPE OF TRANSACTION WHICH RESULTS IN ALL OF THE STOCKHOLDERS OF THE COMPANY (OR THE SURVIVING ENTITY OF THE BUSINESS COMBINATION) HAVING THE RIGHT TO EXCHANGE THEIR SHARES OF COMMON STOCK FOR CASH, SECURITIES OR OTHER PROPERTY, UNLESS AN OPINION OF COUNSEL IS PROVIDED SATISFACTORY TO THE COMPANY THAT SUCH EARLIER SALE IS PERMISSIBLE UNDER THE AFOREMENTIONED AGREEMENT.